 Filed pursuant to Rule 497(e)
Registration Nos. 333-258722 and 811-23725

VALKYRIE ETF TRUST II

(the “TRUST”)

VALKYRIE BITCOIN STRATEGY ETF

(the “FUND”)

JULY 11, 2022

SUPPLEMENT TO THE FUND’S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 21, 2021

Notwithstanding anything to the contrary in the Fund’s Summary Prospectus, Prospectus or Statement of Additional Information, effective immediately, Steven McClurg, Rafael Zayas, Ryan Dofflemeyer and Bill Cannon are joined by a new portfolio manager, Austin Wen.

Austin Wen has eight years of investment management experience. He is a Portfolio Manager at Vident Investment Advisory, specializing in portfolio management and trading of equity portfolios and commodities-based portfolios, as well as risk monitoring and investment analysis. Previously, he was an analyst for Vident Financial, working on the development and review of investment solutions. He began his career as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst designation.

As of May 31, 2022, Austin Wen was responsible for the day-to-day management of certain other accounts, as set forth in the table below.

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES NUMBER OF ACCOUNTS ($ ASSETS)	OTHER POOLED INVESTMENT VEHICLES NUMBER OF ACCOUNTS ($ ASSETS)	OTHER ACCOUNTS NUMBER OF ACCOUNTS ($ ASSETS)
Austin Wen	35 ($6.4 billion)	2 ($390.4 million)	1 ($21.6 million)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.